Accrued Liabilities (Detail) - USD ($) $ in Millions	Dec. 31, 2015	Dec. 31, 2014
Accrued Liabilities, Current
Employee compensation and withholdings	$ 286	$ 210
Accrued rebates	245	245
Due to Baxter International Inc	208
Property, payroll and certain other taxes	97	78
Income taxes payable	77	352
Other	289	271
Total accrued liabilities	$ 1,202	$ 1,156